UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2004

ADESA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32198	35-1842546
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices)

(Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On October 21, 2004, ADESA, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004 which is attached to this Current Report on Form 8-K as Exhibit 99 and incorporated herein by reference in its entirety.  The information is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”  This information, including Exhibit 99 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Within the Company’s third quarter 2004 press release and related attachments thereto, the Company makes reference to certain non-GAAP financial measures including “Income from continuing operations, excluding non-recurring costs” or “Adjusted income from continuing operations”, “EBITDA” and “EBITDA excluding non-recurring expenses”, which have directly comparable GAAP financial measures.  The Company believes that these measures represent important internal measures of performance.  Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and quarter-sequential basis.  Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8–K.  The specific reasons, in addition to the reasons described above, why the Company’s management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding ADESA’s results of operations are as follows:

Income from continuing operations, excluding non-recurring costs – The Company’s management believes that presenting income from continuing operations, excluding non-recurring costs, is an important additional measure of performance that can be used for comparing results between reporting periods.  The most directly comparable financial measure calculated and presented in accordance with GAAP is income from continuing operations including non-recurring costs.  ADESA believes that income from continuing operations, excluding non-recurring costs is a useful measure to provide investors, because it excludes those items that ADESA does not consider to be indicative of earnings from ongoing operating activities.  As a result, income from continuing operations, excluding non-recurring costs provides investors with a more relevant measure of the results generated by the Company’s operations.  The attachments to the press release include income statements that describe the nature of the non-recurring costs and their impact on each line item of the income statements presenting the third quarter 2004 and year-to-date 2004 results.

EBITDA and EBITDA excluding non-recurring expenses – The Company’s management believes that EBITDA and EBITDA excluding non-recurring expenses  are useful supplements and meaningful indicators of earnings performance to be used by its investors, financial analysts and others to analyze the Company’s financial performance and results of operations over time. These performance measures also represent one of the principal internal measures of performance, and form the basis of internal management performance expectations and incentive compensation.  In addition, EBITDA is used by the Company’s creditors in assessing debt covenant compliance.  The most directly comparable financial performance measure calculated and presented in accordance with GAAP is income from continuing operations.  A reconciliation of income from continuing operations to EBITDA and  EBITDA excluding non-recurring expenses for each of the fiscal periods indicated is presented in the attachments to the press release.

Item 9.01                                             Financial Statements and Exhibits

(c) Exhibits

Exhibit 99	Press release of ADESA, Inc. dated October 21, 2004 reporting ADESA’s financial results for the third quarter of 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 21, 2004	ADESA, INC.

/s/ Cameron C. Hitchcock
Cameron C. Hitchcock
Executive Vice President and Chief
Financial Officer